SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: May 20, 1998
(Date of earliest event reported)

Commission File No. 333-35653

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of October 1, 1997, relating to the DiTech Home Loan Owner Trust 1997-1, Home Loan Asset Backed Notes, Series 1997-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV



          Delaware                                      06-1204982
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


1285 Avenue of the Americas
New York, New York                                                     10019
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Address of principal executive offices                               (Zip Code)



                                 (212) 713-2000
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.    Other Events
           ------------
     Pursuant to the Sale and Servicing Agreement dated as of October 1, 1997 (the "Sale and Servicing Agreement") among DiTech Home Loan Owner Trust 1997-1 (the "Issuer"), PaineWebber Mortgage Acceptance Corporation IV (the "Depositor") and The Bank of New York (the "Indenture Trustee"), DiTech Funding Corporation ("DiTech") is responsible for servicing the Loans. On October 30, 1997, DiTech delegated its servicing responsibilities with respect to the Loans to Midwest Mortgage Servicing L.L.C. (the "Subservicer"). On May 20, 1998, the Subservicer was removed and the servicing responsibilities with respect to the Loans were transferred to DiTech. Following such transfer of servicing to DiTech, Duff & Phelps Credit Rating Co. ("DCR") and Standard & Poor's Ratings Services each reaffirmed the outstanding ratings on the Offered Certificates, as more particularly set forth in Exhibits 99.1 and 99.2 attached hereto.

     According to the DCR press release, attached as Exhibit 99.2, GMAC Mortgage Corporation ("GMAC Mortgage") and DiTech have executed a letter of intent pursuant to which GMAC Mortgage and DiTech have agreed to enter into an agreement whereby GMAC Mortgage will generally oversee the servicing and collection efforts of DiTech and perform monthly reconciliation of servicing reports produced by DiTech.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Prospectus Supplement of the Depositor dated October 24, 1997 to Prospectus dated October 24, 1997, with respect to the issuance of the DiTech Home Loan Owner Trust 1997-1 Home Loan Asset Backed Notes, Series 1997-1, Class A-1, Class A-2, Class A-3, Class A-4, Class M-1 and Class M-2 Notes (the "Offered Notes").

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
------------------            --------------------------------------------------
      99.1                    Letter  of  Standard  and  Poor's Rating Services,
                              dated May 27, 1998, with respect to no change of certificate ratings as a result of the transfer of servicing responsibilities.

      99.2 Press Release of Duff & Phelps Credit Rating Company, dated June 1, 1998, with respect to no change of certificate ratings as a result of the transfer of servicing responsibilities.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PAINEWEBBER MORTGAGE ACCEPTANCE
                                                 CORPORATION IV


June 3, 1998

                                                  By:  /s/ Barbara Dawson
                                                     ---------------------------
                                                       Barbara Dawson
                                                       Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                   Paper (P) or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------

   99.1          Letter of Standard & Poor's                            (E)
                 Rating Services, dated, May 27,
                 1998, with respect to no change of
                 certificate ratings as a result of the
                 transfer of servicing responsibilities.

   99.2          Press Release of Duff & Phelps Credit                  (E)
                 Rating Company, dated June 1,
                 1998, with respect to no change of
                 certificate ratings as a result of the
                 transfer of servicing
                 responsibilities.